Exhibit 99.1

ANNUAL SHAREHOLDERS' MEETING
June 14, 2019

VIRGINIA NATIONAL

BANKSHARES CORPORATION

FORWARD LOOKING STATEMENT

Statements in this letter which express or imply a view about the objectives and future performance of the Virginia National Bankshares Corporation are “forward-looking statements.” Such statements are often characterized by use of qualified words such as “expect,” “believe,” “estimate,” “project,” “anticipate,” “intend,” “will,” “should,” or words of similar meaning or other statements concerning the opinions or judgment of the Company and its management about future events. While Company management believes such statements to be reasonable, future events and predictions are subject to circumstances that are not within the control of the Company and its management, and actual events in the future may be substantially different from those expressed in this letter. The Company’s past results are not necessarily indicative of future performance. Factors that could cause future performance to differ from past performance or anticipated performance could include, but are not limited to, changes in national and local economies, employment or market conditions; changes in interest rates, deposits, loan demand and asset quality; competition; changes in banking regulations and accounting principles or guidelines; and performance of assets under management. These statements speak only as of the date made, and the Company does not undertake to update them to reflect changes or events that may occur later. Information based on other sources is believed by management of the Company to be reliable, but has not been independently verified. For more information about the Company’s 2018 performance, please refer to the Company’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2018 filed with the Securities and Exchange Commission on March 15, 2019.

INTRODUCTION

- Welcome from President and CEO, Glenn Rust
- Remarks from Chairman of the Board, Bill Dittmar
- Financial presentation by CFO, Tara Harrison

DIVIDEND HISTORY

Cash Dividends Per Share


$0.15
$0.28
$0.38
$0.49
$0.64
$1.09
2013
2014
2015
2016
2017
2018

TOTAL RETURN PERFORMANCE



Virginia National Bankshares Corporation
NASDAQ Composite Index
NASDAQ Financial Index
SNL U.S. Bank $500M-$1B Index
SNL Mid-Atlantic U.S. Bank Index
Index Value
250
200
150
100
50
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18

Source: S&P Global Market Intelligence © 2019

STOCK DIVIDENDS

- **Issued 5% stock dividend in April 2018**
- **Board approved an additional 5% stock dividend**
  - For shareholders of record as of June 26, 2019
  - Payable July 5, 2019
  - Cash will be paid for fractional shares
- **Cash dividend of $0.30 will be paid on the increased shares from the stock dividend**
  - For shareholders of record as of July 12, 2019
  - Payable July 26, 2019

FINANCIAL INFORMATION

VIRGINIA NATIONAL
BANKSHARES
CORPORATION

CONSOLIDATED NET INCOME



Millions
$3.1
$5.7
$7.5
$6.6
$8.5
2015
2016
2017
2017
2018
Pre-DTA
Post-DTA

VIRGINIA NATIONAL BANKSHARES CORPORATION

NET INCOME PER SHARE


Dollars
$1.17
$2.30
$2.96
$2.58
$3.31
2015
2016
2017
Pre-DTA
2017
Post-DTA
2018

VIRGINIA NATIONAL BANKSHARES CORPORATION

PERFORMANCE METRICS



Return on Average Assets and Equity
Return on Average Assets
Return on Average Equity
1.20%
0.80%
0.40%
12.0%
9.0%
6.0%
3.0%
5.34%
9.86%
11.88%
10.36%
12.39%
0.56%
1.02%
1.20%
1.05%
1.33%
2015
2016
2017
2017
2018
Pre-DTA Post-DTA
ROAA
ROAE

VIRGINIA NATIONAL BANKSHARES CORPORATION

EFFICIENCY RATIO



90%
80%
70%
60%
50%
84%
74%
63%
56%
54%
74%
76%
74%
74%
72%
69%
69%
68%
67%
66%
2014
2015
2016
2017
2018
VNB
Peer-National
Peer-Virginia

Peer = All commercial banks with assets of $100 million to $1 billion

VIRGINIA NATIONAL BANKSHARES CORPORATION

NET CHARGE-OFFS TO TOTAL LOANS


1.50%
1.00%
0.50%
0.00%
2009
2012
2015
2018
VNB
Peer-National
Peer-Virginia

Peer = All commercial banks with assets of $100 million to $1 billion

VIRGINIA NATIONAL BANKSHARES CORPORATION

LOAN LOSS ALLOWANCE


2.25%
1.75%
1.25%
0.75%
2009
2012
2015
2018
VNB
Peer-National
Peer-Virginia

Peer = All commercial banks with assets of $100 million to $1 billion

VIRGINIA NATIONAL BANKSHARES CORPORATION

NONPERFORMING ASSETS/ASSETS



4.00%
2.00%
0.00%
2009
2012
2015
2018
VNB
Peer-National
Peer-Virginia

Peer = All commercial banks with assets of $100 million to $1 billion

VIRGINIA NATIONAL BANKSHARES CORPORATION

VNB RANKINGS

* Virginia National Bank is the #3 bank in Virginia in the year-end 2018 Overall Ranking by Banks Street Partners.

** Virginia National Bank is ranked #85 in the 2019 Top 200 Community Banks in the United States by *American Banker*.

* Source: S&P Global Market Intelligence data reported by Banks Street Partners
** Source: *American Banker*

Virginia National Bankshares Corporation

STUDENT LOANS

VIRGINIA NATIONAL
BANKSHARES CORPORATION

STUDENT LOANS



Student Loan Balances
Millions
$35.7
$56.7
$64.4
$55.5
$46.4
$39.9
$34.1
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Dec. 2019
Dec. 2020
Dec. 2021
Actual
Projected

Projections are estimates only; the Company does not undertake to update these projections.

VIRGINIA NATIONAL BANKSHARES CORPORATION

STUDENT LOANS

Student Loan Balances as of % of Total Loans



%
8.4%
11.8%
12.2%
10.2%
8.4%
6.8%
5.6%
Dec. 2015
Dec. 2016
Dec. 2017
Dec. 2018
Dec. 2019
Dec. 2020
Dec. 2021
Actual
Projected

Projections are estimates only; the Company does not undertake to update these projections.

VIRGINIA NATIONAL BANKSHARES CORPORATION

ALLL

- **ALLL as a % of Total Loans as of 12/31/18= 0.91%**
  - 2.42% attributable to student loans
  - 0.62% organic

STUDENT LOANS

- **Since inception - $10.8 mm in interest income recognized**
- **3Q 2015 – 2Q 2018 – avg 5.62%**
- **3Q 2018 – 4.46%**
- **4Q 2018 – 1.61%***
- **1Q 2019 – 1.57%***
- **In no quarter have charge-offs exceeded income**

*Prior to active collection strategy

VIRGINIA NATIONAL BANKSHARES CORPORATION

CORPORATE CHANGES THROUGH Q1 2019

VIRGINIA NATIONAL

BANKSHARES CORPORATION

CORPORATE CHANGES

- I.T. Steering Committee formed
- Fiduciary and Wealth Committee formed
- Advisory Board of young business leaders
- Finance Career & Leadership Academy education program
- Commercial Lender certification and training program
- Richmond commercial lending team
- Wealth Management reorganization

REORGANIZATION OF WEALTH MANAGEMENT

VIRGINIA NATIONAL

BANKSHARES CORPORATION

VNB WEALTH MANAGEMENT

- **Reorganization of VNB Wealth Management**
  - Elimination of VNB Trust charter – July 2018
  - Buildout of new departments – January 2019
  - Lowered I.T. expenses for Trust & Estate Services – March 2019

VIRGINIA NATIONAL BANKSHARES CORPORATION

VNB WEALTH MANAGEMENT STAGES

STAGE I

VIRGINIA NATIONAL BANK®

↓

VNBTrust

↙ ↘

Investment Services

Trust & Estate Services

VNB WEALTH MANAGEMENT STAGES

FINAL STAGE

VIRGINIA NATIONAL BANKSHARES CORPORATION

VIRGINIA NATIONAL BANK®

MASONRY CAPITAL

VNB INVESTMENT SERVICES

VNB TRUST & ESTATE SERVICES

LOCATIONS

VIRGINIA NATIONAL

BANKSHARES CORPORATION

EXPANSION


Winchester
Harrisonburg
Charlottesville
Richmond
Virginia National Bankshares Headquarters

VIRGINIA NATIONAL BANKSHARES CORPORATION

QUESTIONS?

VIRGINIA NATIONAL
BANKSHARES
CORPORATION

THANK YOU

VIRGINIA NATIONAL

BANKSHARES CORPORATION